Exhibit 10.10

LEASE AND MASTER AGREEMENT GUARANTY

THIS LEASE AND MASTER AGREEMENT GUARANTY is made this 31st day of July, 2015, by BUILDERS FIRSTSOURCE INC., a Delaware corporation having its principal place of business at 2001 Bryan Street, Suite 1600, Dallas, Texas 75201 (“Purchaser”), in favor of LN REAL ESTATE LLC, a Washington limited liability company having its principal place of business at 801 Second Avenue, Suite 1300, Seattle, Washington 98104-1517 (“LNRE”).

WITNESSETH:

WHEREAS, Purchaser desires to induce LNRE, landlord in respect of those certain leases (collectively, the “Leases”) with ProBuild Company LLC and Spenard Builders Supply LLC (collectively, the “Tenants”) with respect to certain premises identified on Schedule 1 attached to this Guaranty, to consent under the Leases to a Change in Control (as that term is defined in the Leases) pursuant to which the Tenants will become wholly-owned indirect subsidiaries of the Purchaser (such Change in Control transaction, the “BLDR Acquisition”);

WHEREAS, the Purchaser desires to induce LNRE to consent to the BLDR Acquisition with respect to that certain Master Agreement for Termination and Purchase (the “Master Property Agreement”) by and among LNRE and the Tenants, as successors or assigns to Lanoga and the Lanoga Tenants (as the foregoing two terms are defined in the Master Property Agreement) which relates to the Leases and which was originally dated as of January 31, 2006; and

WHEREAS, the Leases and the Master Property Agreement will provide direct pecuniary advantage to Purchaser; and

WHEREAS, the undertaking of Guarantor (defined below) pursuant to this Guaranty is a material inducement to LNRE to consenting to BLDR Acquisition pursuant to the provisions of the Leases and the Master Property Agreement; and

NOW, THEREFORE, in consideration of Five Dollars ($5.00) paid by LNRE to the Purchaser and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser hereby covenants and agrees with LNRE, as follows:

1. Guarantor. Purchaser may be referred to in this Guaranty as the “Guarantor.”

2. Guaranteed Obligations.

a. Guarantor, as a primary obligor, hereby: (i) unconditionally guarantees the prompt, punctual and full payment of the rent and all other sums due under the Leases executed by each of the Tenants in accordance with the terms and tenor thereof as completely and effectually as if such guarantee had been made by Guarantor on the face of each Lease; (ii) unconditionally guarantees the prompt, punctual and full performance by each of the Tenants of any and all of the agreements, covenants, terms, obligations and conditions agreed to be performed by the Tenants under the Leases; and (iii) covenants and agrees that in the event of default in payments or any default in the performance of any of the agreements, covenants, terms, obligations or conditions thereof, Guarantor will promptly make or cause such payment to be made or will perform or cause to be performed all such agreements, covenants, terms, obligations and conditions, irrespective of the insufficiency, invalidity or unenforceability of any security therefor. The obligations guaranteed by Purchaser pursuant to this Section 2.a. shall be referred to as the “Lease Obligations.”

b. In addition to the Lease Obligations, Guarantor, as primary obligor, hereby (i) unconditionally guarantees the prompt, punctual and full performance by the Tenants of any and all of the agreements, covenants, terms, obligations and conditions agreed to be performed by the Tenants under the Master Property Agreement in accordance with the terms and tenor thereof as completely and effectually as if such guarantee had been made by Guarantor on the face of the Master Property Agreement, and (ii) covenants and agrees that in the event of default in payment or any default in the performance of any of the agreements, covenants, terms, obligations or conditions under the Master Property Agreement, Guarantor will promptly make or cause such payment to be made or will perform or cause to be performed all such agreements, covenants, terms, obligations and conditions, irrespective of the insufficiency, invalidity or unenforceability of any security therefor. The obligations guaranteed by Guarantor pursuant to this Section 2.b. shall be referred to as the “Master Property Agreement Obligations.”

c. The Lease Obligations and the Master Property Agreement Obligations shall be collectively referred to as the “Guaranteed Obligations.” For avoidance of doubt, the Guaranteed Obligations includes, without limitation, all obligations of the Tenants under the Leases and the Master Property Agreement that arose or accrued at any time prior to the date of this Guaranty.

3. No Release.

a. Guarantor does hereby further agree that its liability hereunder as Guarantor shall not be prejudiced, impaired or affected by any of the following, whether with or without their knowledge or consent: (i) any renewal or extension of the time of payment of the rent or other sums due under the Leases or of the time for performance by any party obligated under any of the Leases; (ii) by any forbearance or delay in enforcing the payment of the rent or other sums due under the Leases or enforcing the obligations of any party to the Leases; (iii) by any modification, addition or alteration of the terms, tenor or provisions of the Leases; or (iv) by the release of any other collateral or security (including, without limitation, any letter of credit) LNRE may hold for the obligations of Tenants under the Leases.

b. Guarantor does hereby further agree that its liability hereunder as Guarantor shall not be prejudiced, impaired or affected by any of the following, whether with or without its knowledge or consent: (i) any renewal or extension of the time of payment of any sums due under the Master Property Agreement or of the time for performance by any party obligated under the Master Property Agreement; (ii) by any forbearance or delay in enforcing the payment of any sums due under the Master Property Agreement or enforcing the obligations of any party to the Master Property Agreement; (iii) by any modification, addition or alteration of the terms, tenor or provisions of the Master Property Agreement; or (iv) by the release of any other collateral or security (including, without limitation, any letter of credit) LNRE may hold for the obligations of the Tenants under the Master Property Agreement.

4. Irrevocable Guaranty. This Guaranty is and shall be construed to be an irrevocable, absolute, unlimited and continuing guaranty of payment and performance, and the liability of Guarantor hereunder and LNRE's right to pursue Guarantor shall not be affected, delayed, limited, impaired or discharged, in whole or in part, by reason of an extension or discharge that may be granted to any person or entity whose obligations are part of the Guaranteed Obligations by any court in proceedings under the Bankruptcy Code, or any amendments thereof, or under any other state or other federal statutes. Guarantor expressly waives the benefits of any extension or discharge granted to any person or entity whose obligations are part of the Guaranteed Obligations. This Guaranty shall survive notwithstanding the expiration or termination of any Lease or the Master Property Agreement with respect to any sums previously received from any Tenant or from Guarantor that LNRE may be required to repay in such proceeding.

5. Financial Information. Guarantor shall promptly furnish, upon LNRE's written request in connection with any proposed mortgage financing of any of the property subject to the Leases, Guarantor's most current annual financial statement prepared in accordance with generally accepted accounting principles consistently applied (the “Financial Statements”). LNRE shall hold as confidential the Financial Statements and refrain from using any of the information contained therein except in connection with this Guaranty; provided, however, that LNRE shall be allowed to disclose the Financial Statements to any current or prospective lender of LNRE, but only upon receipt by LNRE of a satisfactory confirmation in writing that any such lender shall keep the Financial Statements confidential. In the event that LNRE is requested or required to disclose the Financial Statements, LNRE shall notify Guarantor promptly of the request or requirement so that Guarantor may seek an appropriate protective order. Following such notification, LNRE agrees to take such actions as reasonably requested by Guarantor to seek confidential treatment of the Financial Statements. The foregoing provisions shall not apply to the Financial Statements if generally available to the public immediately prior to the time of disclosure or if obtained by LNRE from a third party with no restriction on disclosure.

6. Right to Proceed. LNRE shall have the right to proceed against Guarantor immediately upon any default by any party with respect to the Guaranteed Obligations, and LNRE shall not be required to take any action or proceedings of any kind against any Tenant or any other party liable for the Guaranteed Obligations or to look to any other collateral or other security (including, without limitation, any letter of credit) LNRE may have for the Guaranteed Obligations. Should LNRE desire to proceed against Guarantor and any other party obligated with respect to any of the Guaranteed Obligations, in the same action, Guarantor agrees that Guarantor may be joined in any such action against any party obligated with respect to the Guaranteed Obligations and that recovery may be had against Guarantor to the extent of Guarantor's liability in such action.

7. Costs. If Guarantor fails or refuses to honor any of its obligations under this Guaranty, LNRE shall be entitled to recover against Guarantor all reasonable attorneys' fees, accountants fees, arbitration fees and any and all consultants and other similar fees and any costs incurred in preserving LNRE's rights under this Guaranty including, but not limited to, such costs and fees incurred in arbitration, mediation or bankruptcy or state receivership or other insolvency or similar proceedings or in any actions to enforce an arbitration award and in any court action provided for herein.

8. Authority. If a corporation, limited partnership or limited liability company is executing this Guaranty, the Guarantor and the individual executing this Guaranty on behalf of the Guarantor personally warrants that execution and delivery hereof and the assumption of liability hereunder have been in all respects authorized and approved by proper action on the part of Guarantor, that Guarantor has full authority and power to execute this Guaranty and that Guarantor is duly formed and in good standing in the state of its formation.

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9. Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the heirs, personal and legal representatives, successors and assigns of Guarantor and LNRE. LNRE shall have the right to assign and transfer this Guaranty to any assignee of the Leases or the Master Property Agreement to the extent of Guarantor's obligations with respect to the assigned Lease or the Master Property Agreement. LNRE's successors and assigns shall have the rights, elections, remedies, and privileges, discretions and powers granted hereunder to LNRE and shall have the right to rely upon this Guaranty and to enter into and continue other and additional transactions with Tenants in reliance hereon, in the same manner and with the same force and effect as if they were specifically named as LNRE herein. Guarantor may not assign or transfer its obligations under this Guaranty. Any assignment or transfer of a Tenant's rights under the Leases or under the Master Property Agreement shall not affect in any way LNRE's ability to enforce this Guaranty, unless the Tenant is released from liability under a Lease in connection with Tenant's assignment of its rights under the Lease, in which case the Guarantor's obligations with respect to the assigned Lease (but not with respect to any other Guaranteed Obligations) shall also terminate with respect to all liabilities accruing after the date of the assignment.

10. Applicable Law. This Guaranty and the rights of the parties hereto shall be governed by and construed in accordance with the laws of the State of Illinois as applied to agreements entered into and entirely to be performed within that state.

11. No Waiver. Failure of LNRE to insist in any one or more instances upon strict performance of any one or more of the provisions of this Guaranty or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect.

12. Election of Remedies. LNRE shall have the right, without affecting Guarantor's obligations hereunder, and without demand or notice, to collect first from any Tenant and to exercise its rights of setoff against any asset of Tenants and to otherwise pursue and collect from Tenants any other indebtedness owed to LNRE not covered by this Guaranty, and any sums received, whether by voluntary payment, offset, or collection efforts, may be applied by LNRE as it sees fit, including, without limitation, the application of all such amounts to other debts that are not Guaranteed Obligations. Subrogation rights or any other rights of any kind of Guarantor against any party whose obligations are guaranteed hereunder, if any, shall not become available until the Guaranteed Obligations are paid in full. This Guaranty shall survive, with respect to the Lease Obligations, the expiration or termination of the Leases to the extent the obligations of Tenants thereunder likewise survive. This Guaranty shall survive, with respect to the Master Property Obligations, the expiration or termination of the Master Property Agreement to the extent the obligations of the Tenants thereunder likewise survive.

13. Collateral. LNRE may proceed against any collateral or other security (including, without limitation, any letter of credit) securing the Guaranteed Obligations and against parties liable therefor in such order as it may elect, and Guarantor shall not be entitled to require LNRE to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived. LNRE may, in its sole discretion and with or without consideration, release any collateral or other security (including, without limitation, any letter of credit) securing the Guaranteed Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on LNRE's part in perfecting or enforcing any lien granted in the Leases or Master Property Agreement or in collecting the obligations under the Leases or Master Property Agreement are hereby waived.

14. Notice of Protest. Guarantor hereby waives any requirement of presentment, protest, notice of dishonor, notice of default, demand, and all other actions or notices that may be required on LNRE's part in connection with the obligations guaranteed hereby.

15. Severability. In the event any portion of this Guaranty shall be declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, such portion shall be deemed severed from this Guaranty, and the remaining parts hereof shall remain in full force and effect, as fully as though such invalid, illegal or unenforceable portion had never been part of this Guaranty.

16. Arbitration. LNRE and Guarantor hereby irrevocably consent and agree that any action or proceeding arising under or in connection with the Guaranty shall be fully and finally resolved by binding arbitration in Chicago, Illinois in accordance with the rules and practices of the American Arbitration Association (“AAA”) from time to time in force and effect. The arbitrator(s) shall have the power to grant any remedy or relief that they deem just and equitable, including but not limited to injunctive and equitable relief and remedies, whether interim and/or final in nature. Such arbitration shall be administered by the AAA under its commercial arbitration rules and the parties agree to venue in Chicago, Illinois. Except with respect to equitable remedies of the parties under this Guaranty, including, but not limited to, the right of specific performance, which may be enforced by action in any appropriate court of law or statutory non judicial action or pursuant to arbitration, this agreement to arbitrate shall be the exclusive remedy for the resolution of such disputes under this Guaranty and shall be specifically enforceable. Judgment upon any award shall be entered in any court in Chicago, Illinois. The parties hereby submit to the exclusive jurisdiction of the courts so selected, to the exclusion of any other court which might have had jurisdiction apart from this Section 16, waive any defense of lack of in personam jurisdiction of such courts and agree that service of process in any action before such courts may be made by mailing it to the party to be served at the address provided above (or such other address in the United States as a party may notify to the other). Subject to the provisions below, the

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costs and expenses of arbitration shall be paid equally by the parties. Any determination made during such arbitration shall be final and binding on each party and their successors and assigns, and judgment thereon may be entered in any court in Chicago Illinois. One arbitrator shall be used unless the damages alleged or the amounts in controversy alleged are in excess of $1 million, in which case three arbitrators shall be used. The arbitrator(s) shall have continuing jurisdiction to implement its decision. Each party shall initially be responsible for its own costs and attorney's fees, and shall share the expenses of the arbitration equally; provided that the arbitrator(s) shall award all expenses of the arbitration, costs and reasonable attorney's fees to the prevailing party. The Federal Arbitration Act shall govern all proceedings brought hereunder.

17. TIME OF THE ESSENCE. TIME IS OF THE ESSENCE IN THE PERFORMANCE OF

THIS GUARANTY AND EACH AND EVERY TERM AND PROVISION HEREOF.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the day and year first set forth above.

GUARANTOR:

Witness:		BUILDERS FIRSTSOURCE, INC., a Delaware corporation

	/s/ Jeffrey Wier	By:	/s/ Donald F. McAleenan
		Name:	Donald F. McAleenan
Date:	07/31/2015	Title:	Senior Vice President, General Counsel and Secretary

ACCEPTED AND ACKNOWLEDGED:

LN REAL ESTATE LLC, a Washington limited liability company

Date:	July 29, 2015

By:	/s/ Nick A. Pavelich
Name:	Nick A. Pavelich
Title:	President

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Schedule I

	Lease	Property Address
1.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Breese — 8120 Old US Hwy 50 Breese, IL
2.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Brookings — 3200 E. Sixth Street Brookings, SD
3.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Butte — 2805 Kaw Avenue Butte, MT
4.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Cadillac — 2201 North Mitchell Cadillac, MI
5.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Clackamas — 15877 SE 98th Avenue Clackamas, OR
6.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Clark — 101 South Cloud Street Clark, SD
7.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Cody — 1938 Sheridan Avenue Cody, WY
8.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Cokato — 170 Broadway Avenue S. Cokato, MN
9.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Home Lumber Company (as assigned to ProBuild Company LLC)	Colorado Springs —2810 Capital Drive Colorado Springs, CO
10.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Dixieline Lumber Company)	Colton — 12212 Holly Street Colton, CA
11.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Cortez — 12028 Hwy 145 Cortez, CO
12.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Coupeville — 102 Southwest Terry Road Coupeville, WA
13.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Davenport — 6727 N. Brady Street Davenport, IA
14.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	DePere — 3400 So. Ridge Road DePere, WI
15.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Detroit Lakes — 1448 Cormorant Ave. Detroit Lakes, MN (Property No. 131)
16.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Detroit Lakes — 920 Randolph Rd. Detroit Lakes, MN (Property No. 132)
17.	Lease, dated January 31 , 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Detroit Lakes — 950 Randolph Rd. Detroit Lakes, MN (Property No. 130)

	Lease	Property Address
18.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Devils Lake — 1417 Hwy 2 East Devils Lake, ND
19.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Dickinson — 646 E. Villard Dickinson, ND
20.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Dolores — 27151 County Rd. M Dolores, CO
21.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Dover — 650 Pearl Street Dover, MN
22.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Dubuque — 10581 Rt. 52 N Dubuque, IA
23.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Eau Claire — 3701 N. Hastings Way Eau Claire, WI
24.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Elkader — 24411 Hwy 13 North Elkader, IA
25.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Ellettsville — 711 East Temperance Ellettsville, IN
26.	Lease, dated October 19, 2010, by and between LN Real Estate, LLC and ProBuild Company LLC	Escondido — 561 N. Tulip Street Escondido, CA
27.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Evansville — 4800 East Yellowstone Evansville, WY
28.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Fergus Falls — 1315 Pebble Lake Road Fergus Falls, MN
29.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Flagstaff— 1200 E. Butler Avenue Flagstaff, AZ
30.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Forest Grove — 920 Elm Street Forest Grove, OR
31.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Fort Atkinson — 1400 Jamesville Avenue Fort Atkinson, WI
32.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Fort Wayne — 12727 Lima Road Fort Wayne, IN
33.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and PL2 Limited Partnership (as assigned to ProBuild Company LLC)	Fredericksburg — 1119 Hwy 16 South Fredericksburg, TX
34.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Garden City —1514-18 East Fulton Street Garden City, KS
35.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Gaylord — 1054 Old U.S. 27 North Gaylord, MI
36.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Gig Harbor — 5522 Point Fosdick Dr. NW Gig Harbor, WA

	Lease	Property Address
37.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Graham — 20810 Meridian East Graham, WA
38.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Grand Rapids — 1250 S. Pokegama Ave. Grand Rapids, MN
39.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Great Falls — 826 NW Bypass Great Falls, MT
40.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Greenville — N 1824 Greenville Drive Greenville, WI
41.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Greenwood — 517 South Main Street Greenwood, WI
42.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Hastings — Spiral Boulevard Hastings, MN
43.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Havre — 2225 East 1st Street Havre, MT
44.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Hawarden — 4283 Birch Avenue Hawarden, IA
45.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Hawley — 801 Burns Street Hawley, MN
46.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Helena — 1000 East Lyndale Helena, Montana
47.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Hermiston — 81054 Highway 395 N Hermiston, OR
48.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Spenard Builders Supply LLC	Homer — 3978 Lake Street Homer, AK
49.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Hopkinsville — 385 North Drive Hopkinsville, KY
50.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Hot Springs — 1045 S. Sixth Street Hot Springs, SD
51.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Huron — 1455 3rd Street S.E. Huron, SD
52.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Huron — 445 4th Street Northwest Huron, SD
53.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and UBC East, LLC (as assigned to ProBuild Company LLC)	Indianapolis — 1717 West Washington Street Indianapolis, IN
54.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Iowa Falls — 220 South Oak Street Iowa Falls, IA

	Lease	Property Address
55.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Jamestown — 1905 8th Avenue Southwest Jamestown, ND
56.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Spenard Builders Supply LLC	300022 Kalifornski Beach Road Kenai, AK
57.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Spenard Builders Supply LLC	Kenai — 13936 Spur Hwy Kenai, AK
58.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Kennewick — 3919 W Clearwater Kennewick, WA
59.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Spenard Builders Supply LLC	Kodiak — 1600 Mill Bay Road Kodiak, AK
60.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Dixieline Lumber Company)	La Mesa — 3607 Avocado Boulevard La Mesa, CA
61.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Dixieline Lumber Company)	La Mesa — 8372 Center Drive La Mesa, CA
62.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	LaCrosse — 1701 West Avenue S. LaCrosse, WI
63.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Lake Havasu — 694 Lake Havasu North Lake Havasu, AZ
64.	Lease dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC	Lakeview — 1303 N. Fourth Street Lakeview, OR
65.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Lakeville — 11356 215th Street West Lakeville, MN
66.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Lakeville — 9130 West 202nd Street Lakeville, MN
67.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Laramie — 2000 South 15th Street Laramie, WY
68.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Lee's Summit — 103 SE Oldham Parkway Lee's Summit, MO
69.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Lexington — 1551 Mercer Road Lexington, KY
70.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Lincoln City — 6305 SW Highway 101 Lincoln City, OR
71.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Little Falls — 200 N.E. 5th Street Little Falls, MN
72.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Home Lumber Company (as assigned to ProBuild Company LLC)	Littleton — 8347 Blakeland Drive Littleton, CO

	Lease	Property Address
73.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Home Lumber Company (as assigned to ProBuild Company LLC)	Littleton — 8037 Midway Drive Littleton, CO
74.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Home Lumber Company (as assigned to ProBuild Company LLC)	Longmont — 4058 Camelot Circle Longmont, CO
75.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Longview — 642 Commerce Avenue Longview, WA
76.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Madison — 319 1st Street Madison, MN
77.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Madison — 1102 Lumbermans Trail Madison, WI
78.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Madison — 401 South Washington Avenue Madison, SD
79.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Manchester — 1001 East Main Manchester, IA
80.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Mandan — 1513 39th Avenue SE Mandan, ND
81.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Mankato — Route 4 Box 12 Mankato, MN
82.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Mansfield — 2275 Stumbo Road Mansfield, OH
83.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Marquette — 3330 U.S. Highway 41 Marquette, MI
84.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Marshfield — 2600 S. Galvin Ave. Marshfield, WI
85.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Mason City — 516 2nd Northwest Mason City, IA
86.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	McCall — 400 Deinhard Lane McCall, ID
87.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermen, Inc.)	McMinnville — 545 N Highway 99 W McMinnville, OR
88.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Menomonie — 421 Oak Avenue Menomonie, WI
89.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Middleton— 1987 Pleasant View Road Middleton, WI (Property No. 215)
90.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Middleton — 1987 Pleasant View Road Middleton, WI (Property No. 216)

	Lease	Property Address
91.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC	Midvale — 7380 S. 700 West Midvale, UT
92.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Miles City— 819 Washington Street Miles City, MT
93.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Minocqua — 7450 Hwy. 51 South Minocqua, WI
94.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Mitchell — 1705-1707 West Havens Mitchell, SD
95.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Monroe — 5395 West County Road Drive Monroe, WI
96.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Montevideo — 412 Canton Avenue Montevideo, MN
97.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Dixieline Lumber Company)	National City —3450 Highland Ave. National City, CA
98.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	New Hampton — Hwy 18 West New Hampton, IA
99.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	New Hampton — 714 West Milwaukee New Hampton, IA
100.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	New Richmond —606 North Knowles Avenue New Richmond, WI
101.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Newport — 615 N Coast Highway Newport, OR
102.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Olympia — 1830 Black Lake Blvd. S.W. Olympia, WA
103.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Osakis — 105 East First Avenue Osakis, MN
104.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Othello — 1050 S. 1st Avenue Othello, WA
105.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Pequot Lakes — 4326 E. Sibley St. Pequot Lakes, MN
106.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Petoskey — 1282 U.S. 31 North Petoskey, MI
107.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Pierre — 800 E. Sioux Pierre, SD
108.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Platteville — 100 East Side Road Platteville, WI

	Lease	Property Address
109.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Portage — 8400 Shaver Road Portage, MI
110.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Prescott Valley —6601 E. 2nd Street Prescott Valley, AZ
111.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Rapid City — 666 Howard Street Rapid City, SD
112.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Richland — 1214 Aaron Drive Richland, WA
113.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Richland Center — 598 South Church Street Richland Center, WI
114.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Rochester — 2751 7th Street NW Rochester, MN
115.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Rudyard — 11020 W. Kipling Drive Rudyard, MI
116.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Saginaw — 5340 Midland Road Saginaw, MI
117.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Salina — 707 North Broadway Salina, KS
118.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Salinas — 1250 Abbott Street Salinas, CA
119.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Dixieline Lumber Company)	San Diego — 7292 Miramar Road San Diego, CA
120.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Santa Cruz — 235 River Street Santa Cruz, CA
121.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Santa Cruz — 1230 Thompson Avenue Santa Cruz, CA
122.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Seaside — 84808 Frontage Road Seaside, OR
123.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Sedona — 2385 West Highway 89A Sedona, AZ
124.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Sequim — 259110 Hwy 101 W Sequim, WA
125.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Spenard Builders Supply, LLC	Seward — 10010 Old Seward Highway (Mile 3.5 Seward) Seward, AK
126.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Shelbyville — 1051 Taylorsville Road Shelbyville, KY

	Lease	Property Address
127.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Show Low — 1300 N. 16th Street Show Low, AZ
128.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Sidney — 100 14th Street Southeast Sidney, MT
129.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Silvis — 1301 First Avenue Silvis, IL
130.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Sioux City — 2210 East 4th Street Sioux City, Iowa
131.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Sioux Falls — 27077 S. Tallgrass Ave. Sioux Falls, SD
132.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Spenard Builders Supply, LLC	Sitka — 104 Smith Street Sitka, AK
133.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	1701 S. Main St. Snowflake, AZ
134.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Spenard Builders Supply, LLC	Soldotna — 44785 Funny River Road Soldotna, AK
135.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Soquel — 2435 41st Avenue Soquel, CA
136.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Spearfish — 203 West Hudson Street Spearfish, SD
137.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Spokane — 10310 East Montgomery Spokane, WA
138.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC	St. Cloud — 2915 Roosevelt Road St. Cloud, MN
139.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	St. Helen — 6045 E. West Branch Street St. Helen, MI
140.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Storm Lake — 206 Salebarn Road Storm Lake, IA
141.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Tacoma — 5519 20th Street East Tacoma, WA
142.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Tangent — 33535 Highway 99 E Tangent, OR
143.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Thief River — 1301 Highway 1 & 59 North Thief River Falls, MN
144.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Tolono — Route 45 South Tolono, IL
145.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Wadena — 1100 N. Jefferson Wadena, MN

	Lease	Property Address
146.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Wahpeton —7955 180th Avenue Southeast Wahpeton, ND
147.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Walker — 4369 Spencer Grove Walker, IA
148.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Walla Walla — North I I th Walla Walla, WA
149.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Walla Walla — 508 Wellington Ave. Walla Walla, WA
150.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Waseca — 206 South State Street Waseca, MN
151.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Spenard Builders Supply, LLC	Wasilla — 1700 W Parks Hwy Wasilla, AK
152.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Waterloo — 2015 West Ridgway Avenue Waterloo, IA
153.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Watertown — 920 9th Avenue S.W. Watertown, SD
154.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Waukon — 219 Highway 9 Southwest Waukon, IA
155.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Wausau — 801 South 24th Avenue Wausau, WI
156.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	West Richland — 4213 South 47th Avenue West Richland, WA
157.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Wheaton — 15 - 11th Street South Wheaton, MN
158.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Wichita — 125 W. MacArthur Rd. Wichita, KS
159.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Williston — 401 East 26th St. Williston, ND
160.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Winona — 126 North Baker Street Winona, MN
161.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Winona — 3560 North Service Drive Winona, MN
162.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC (as successor to Lumbermens, Inc.)	Yakima — 1301 East Mead Yakima, WA

	Lease	Property Address
163.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Zimmerman — 26229 Fremont Drive Zimmerman, MN
164.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Aberdeen — 205 1st Avenue Southeast Aberdeen, SD (Property No. 186)
165.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Alexandria — 203 North Broadway Alexandria, MN (Property No. 139)
166.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Algona — Highway 169 South Algona, IA
167.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Anchorage — 4412 Lois Drive Anchorage, AK (Property No. 12)
168.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Anchorage — 10010 Old Seward Hwy. Anchorage, AK (Property No. 13)
169.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Austin — 3714 4th Street NW Austin, MN (Property No. 138)
170.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Baker City — 3515 Pocahontas Road Baker City, OR (Property No. 173)
171.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Alma — 3680 W. Monroe Alma, MI
172.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	1141 M-32 West Route 6 Alpena, MI
173.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Bemidji -- 1635 Paul Bunyan Drive NW Bemidji, MN
174.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Big Lake — 10927 W Parks Hwy. Big Lake, AK
175.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Billings — 542 Main Street Billings, MT
176.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Bay City — 391 East Midland Road Bay City, MI
177.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Bloomer — 810 17th Avenue Bloomer, WI
178.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Bonney Lake — 22816 SR 410 East Bonney Lake, WA
179.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Boone — 924 10th Street Boone, IA

	Lease	Property Address
180.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Brainerd — 410 South 8th Street Brainerd, MN
181.	Lease, dated as of January 31, 2006, by and between LN Real Estate LLC and ProBuild Company LLC	Lomira — W 964 Highway 49 Lomira, WI
182.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Topeka -- 4501 NW Hwy 24, Topeka, KS
183.	Lease, dated January 31, 2006, by and between LN Real Estate, LLC and Lanoga Corporation (as assigned to ProBuild Company LLC)	Beaver Dam -- N6543 Hwy 151 South, Beaver Dam, WI